SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):          19-Nov-99

DLJ MORTGAGE ACCEPTANCE CORP.,
First Nationwide Trust Series 1999-3
Mortgage Pass-Through Certificates
(Exact name of registrant as specified in its charter)


Delaware            333-59691            13-3460894
(State or Other     (Commission          (I.R.S. Employer
Jurisdiction        File Number)         Identification No.)
of Incorporation)


        277 Park Avenue
        New York, New York                  10172
        (Address of Principal             (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code   (212) 839-5300


Item 5. Other Events.

On behalf of DLJ Mortgage Acceptance Corp, First Nationwide Trust Series 1999-3, Mortgage Pass-Through Certificates, a Trust created pursuant to the Pooling and Servicing Agreement, dated April 1, 1999 by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the
Commission, the Monthly Report dated        19-Nov-99
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly
Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due April 25, 2029.

A.      Monthly Report Information:
        See Exhibit No. 1

B.      Have any deficiencies occurred?   NO.
                    Date:
                    Amount:

C.      Item 1: Legal Proceedings:       NONE

D.      Item 2: Changes in Securities:   NONE

E. Item 4: Submission of Matters to a Vote of Certifi-catholders: NONE

F.      Item 5: Other Information - Form 10-Q, Part II -
        Items 1,2,4,5 if applicable:  NOT APPLICABLE


Item 7.  Monthly Statementsand Exhibits

Information and Exhibits.

Exhibit No. 1

First Nationwide Trust Series 1999-3
Mortgage Pass-Through Certificates

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

         Beginning                        Principal   Remaining  Distribution
Class     Balance    Principal  Interest     Loss      Balance      Date
IPP-A     386339085      553631  2092670           0   385785454  19-Nov-99
IIPP-A-1   94778168      492121   513382           0    94286047  19-Nov-99
IIPP-A-2   22364000           0   121138           0    22364000  19-Nov-99
IIPP-A-3   13136228           0    71155           0    13136228  19-Nov-99
III-A-1    50668650      587028   285011           0    50081622  26-Nov-99
III-A-2     7605000           0    42778           0     7605000  26-Nov-99
III-A-3    28332535           0   159371           0    28332535  26-Nov-99
III-A-4   156642492     1996011   855007           0   154646481  26-Nov-99
III-A-5    14255790      677781    80189           0    13578009  26-Nov-99
III-A-6     4641259     N/A        26107           0     4582118  26-Nov-99
II-P          18546          21        0           0       18525  19-Nov-99
III-P        318656         332        0           0      318325  26-Nov-99
III-X      14577087     N/A        81996           0    14295565  26-Nov-99
C-B-1       9751950        8561    52823           0     9743389  19-Nov-99
C-B-2       4877588        4282    26420           0     4873306  19-Nov-99
C-B-3       2167339        1903    11740           0     2165437  19-Nov-99
C-B-4       1896422        1665    10272           0     1894757  19-Nov-99
C-B-5       1083669         951     5870           0     1082718  19-Nov-99
C-B-6       1354588        1189     7337           0     1353399  19-Nov-99
III-B-1    10618452        7954    59729           0    10610498  26-Nov-99
III-B-2     4551488        3409    25602           0     4548078  26-Nov-99
III-B-3     2275491        1704    12800           0     2273786  26-Nov-99
III-B-4     1668693        1250     9386           0     1667443  26-Nov-99
III-B-5      606797         455     3413           0      606343  26-Nov-99
III-B-6     1516995        1136     8533           0     1515858  26-Nov-99
A-R               0           0       20           0           0
TOTAL:    816828623     4341382  4562750           0   812487241

         Beginning
        Current Prin Principal            Remaining  Distribution
Class      Amount   DistributionInterest   Balance       Date
IPP-A      985.58494     1.41236  5.33859   984.17258 19-Nov-99
IIPP-A-1   988.64227     5.13337  5.35515   983.50890 19-Nov-99
IIPP-A-2  1000.00000     0.00000  5.41667  1000.00000 19-Nov-99
IIPP-A-3  1000.00000     0.00000  5.41667  1000.00000 19-Nov-99
III-A-1    915.83642    10.61054  5.15158   905.22589 26-Nov-99
III-A-2   1000.00000     0.00000  5.62500  1000.00000 26-Nov-99
III-A-3   1000.00000     0.00000  5.62500  1000.00000 26-Nov-99
III-A-4    908.20404    11.57275  4.95728   896.63129 26-Nov-99
III-A-5    726.15069    34.52430  4.08460   691.62639 26-Nov-99
III-A-6    908.20411     0.00000  5.10865   896.63135 26-Nov-99
II-P       994.16564     1.11337  0.00000   993.05226 19-Nov-99
III-P      994.12909     1.03439  0.00000   993.09470 26-Nov-99
III-X      858.39509     0.00000  4.82847   841.81721 26-Nov-99
C-B-1      994.89387     0.87335  5.38901   994.02052 19-Nov-99
C-B-2      994.89387     0.87335  5.38901   994.02052 19-Nov-99
C-B-3      994.89387     0.87335  5.38901   994.02052 19-Nov-99
C-B-4      994.89387     0.87334  5.38901   994.02052 19-Nov-99
C-B-5      994.89387     0.87335  5.38901   994.02052 19-Nov-99
C-B-6      994.89405     0.87332  5.38901   994.02073 19-Nov-99
III-B-1    994.60958     0.74501  5.59468   993.86457 26-Nov-99
III-B-2    994.60958     0.74501  5.59468   993.86457 26-Nov-99
III-B-3    994.60958     0.74501  5.59468   993.86457 26-Nov-99
III-B-4    994.60958     0.74501  5.59468   993.86457 26-Nov-99
III-B-5    994.60958     0.74501  5.59469   993.86457 26-Nov-99
III-B-6    994.60959     0.74501  5.59468   993.86458 26-Nov-99
A-R          0.00000     0.00000 20.17000     0.00000


                                SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                DLJ MORTGAGE ACCEPTANCE CORP.

                    By: /s/ Mary Fonti
                    Name:       Mary Fonti
                    Title:      Trust Officer
                                The First National Bank of Chicago

        Dated:         30-Nov-99